UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 22, 2017

GIGAMON INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35957	26-3963351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Olcott Street

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 831-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant if an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 22, 2017, Gigamon Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at their principal executive offices in Santa Clara, California.

As of the record date, November 20, 2017, there were 38,019,446 shares of common stock of the Company outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 29,646,880 shares, or approximately 77.97% of all outstanding shares of common stock, were present either in person or by proxy. Two matters were voted upon at the Special Meeting, with the Board of Directors of the Company unanimously recommending a vote “FOR” each of the proposals voted upon, as further described in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on November 24, 2017 (the “Definitive Proxy Statement”).

Proposal No. 1 (the “Merger Proposal”) was to adopt the Agreement and Plan of Merger, dated as of October 26, 2017, as it may be amended from time to time, by and among the Company, Ginsberg Holdco, Inc., and Ginsberg Merger Sub, Inc. (the “Merger Agreement”).

Proposal No. 3 (the “Advisory Proposal”) was to approve, by a non-binding, advisory vote, compensation that will or may become payable to the Company’s named executive officers in connection with the merger contemplated by the Merger Agreement.

The Merger Proposal and the Advisory Proposal were approved. In light of the approval of the Merger Proposal, Proposal No. 2 to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal, was rendered moot and was not presented for a vote at the Special Meeting. The table below shows the final voting results from the Special Meeting.

	Votes For	Votes Against	Abstentions
Proposal No. 1 – The Merger Proposal	26,432,382	3,133,857	80,641
Proposal No. 3 – The Advisory Proposal	23,661,853	5,784,840	200,187

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gigamon Inc.

By:	/s/ Paul B. Shinn
Paul B. Shinn Chief Legal Officer and Senior Vice President of Corporate Development

Date: December 22, 2017